UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2026

NCR ATLEOS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Maryland	001-41728	92-3588560
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

(832) 308-4999
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NATL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 30, 2026, NCR Atleos Corporation (“NCR Atleos”, “we”, “our” or “us”) held a virtual special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement of NCR Atleos prepared in connection with the Merger Agreement (as defined below) filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 27, 2026, which was first mailed to NCR Atleos’ stockholders on May 27, 2026 and supplemented by a Current Report on Form 8-K filed on June 18, 2026 (the “Proxy Statement”). Pursuant to the Merger Agreement, (i) Novus Merger Sub, Inc. (“Merger Sub I”) will merge with and into NCR Atleos (the “First Merger”), with NCR Atleos surviving the First Merger as a direct wholly owned subsidiary of The Brink’s Company (“Brink’s”), and (ii) immediately following the First Merger, NCR Atleos will merge with and into Novus Merger Sub II, LLC (“Merger Sub II”) (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly owned subsidiary of Brink’s.

As of the close of business on May 11, 2026, the record date for the Special Meeting (the “record date”), there were 73,797,901 shares of our common stock, par value $0.01 per share (“common stock”), outstanding and entitled to vote at the Special Meeting. Each share of common stock outstanding as of the record date was entitled to one vote on each matter submitted to our stockholders for approval at the Special Meeting.

At the Special Meeting, the holders of 80.70% of all the votes entitled to be cast at the Special Meeting were represented in person (virtually) or by proxy, constituting a quorum. The tables below detail the final voting results for each proposal:

1.
Proposal to approve the transactions contemplated by the Agreement and Plan of Merger, dated as of February 26, 2026 (as amended from time to time, the “Merger Agreement”), by and among Brink’s, NCR Atleos, Merger Sub I and Merger Sub II, including the Mergers (the “NCR Atleos Merger Proposal”).

  Set forth below are the voting results for the NCR Atleos Merger Proposal, which was approved by NCR Atleos’ stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,403,719	92,237	63,782	N/A

2
Proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to NCR Atleos’ named executive officers that is based on or otherwise relates to the Mergers (the “NCR Atleos Compensation Proposal”).

  Set forth below are the voting results for the NCR Atleos Compensation Proposal, which was approved by NCR Atleos’ stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,707,903	1,135,352	1,716,483	N/A

In connection with the Special Meeting, NCR Atleos also solicited proxies with respect to a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there was not a quorum or there were not sufficient votes to approve the NCR Atleos Merger Proposal or to ensure that any supplement or amendment to the Proxy Statement was timely provided to NCR Atleos’ stockholders (the “NCR Atleos Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the NCR Atleos Merger Proposal, the NCR Atleos Adjournment Proposal was not submitted to NCR Atleos’ stockholders for approval at the Special Meeting.

Item 7.01.	Regulation FD Disclosure.

On June 30, 2026, Brink’s and NCR Atleos issued a joint press release announcing the receipt of the approval by Brink’s shareholders of Brink’s issuance of its common stock to NCR Atleos’ stockholders pursuant to the Merger Agreement and the approval of the NCR Atleos Merger Proposal by NCR Atleos’ stockholders. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of NCR Atleos under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Joint Press Release, dated June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “assume,” “could,” “estimate,” “expect,” “target,” “possible,” “project,” “predict,” “intend,” “plan,” “believe,” “potential,” “may,” “should”, “will” and similar expressions are based on current expectations and assumptions and are subject to risks, uncertainties and contingencies, many of which are beyond our control and difficult to predict or quantify, and which could cause actual results to differ materially from those that are anticipated.

Factors that could cause actual results to differ include, but are not limited to: Brink’s ability to consummate the Mergers; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; Brink’s ability to finance the Mergers; Brink’s indebtedness, including the substantial indebtedness Brink’s will incur in connection with the Mergers and the need to generate sufficient cash flows to service and repay such indebtedness; failure to consummate any anticipated repayment of the combined company’s indebtedness or make any returns to shareholders in the expected timeframe or at all; failure to obtain applicable regulatory approvals in a timely manner or otherwise; failure to satisfy any other conditions to closing of the Mergers; failure to realize the anticipated benefits and synergies of the Mergers in the expected timeframe or at all, including as a result of a delay in consummating the Mergers; the success of integration plans and the time required to successfully integrate NCR Atleos’ operations with those of Brink’s; the focus of management’s time and attention on the Mergers and other potential disruptions arising from the Mergers; the effects of the announcement of the Mergers on Brink’s or NCR Atleos’ businesses; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with banks, employees, customers or suppliers) may be greater than expected following the public announcement of the Mergers; Brink’s or NCR Atleos’ ability to retain certain key employees following the public announcement of the Mergers; litigation related to the Mergers; Brink’s or NCR Atleos’ ability to obtain certain third party or governmental regulatory consents, approvals or clearances; potential undisclosed liabilities of NCR Atleos not identified during the due diligence process; the impact of the Mergers on the market price of Brink’s or NCR Atleos’ common stock and/or operating results; and general economic conditions that are less favorable than expected.

Additional information concerning other risk factors is also contained in Part I, Item 1A “Risk Factors” of (i) Brink’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026, and (ii) NCR Atleos’ Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 27, 2026 and, in each case, in subsequent filings with the SEC.

The forward-looking information included in this Current Report on Form 8-K is representative only as of the date of the communications included in this Current Report on Form 8-K and Brink’s and NCR Atleos undertake no obligation to update, revise or clarify any information contained in this Current Report on Form 8-K or forward-looking statements that may be made from time to time on either of their behalf, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Atleos Corporation

	By:	/s/ Ricardo Nuñez
		Name:	Ricardo Nuñez
Date: June 30, 2026		Title:	Executive Vice President, General Counsel and Corporate Secretary